Exhibit 99.3

THIS NOTE, THE SHARES OF COMMON STOCK AND/OR OTHER SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE.

ANPATH GROUP, INC.

7% Senior Secured Convertible Promissory Note

Note No.: ___	As of January 8, 2008

FOR VALUE RECEIVED, Anpath Group, Inc., a Delaware corporation (collectively with all of its Subsidiaries, the “Company”) with its principal executive office at 116 Morlake Drive, Suite 201, Mooresville, North Carolina 28117, promises to pay to the order of ANPG Lending LLC, a Delaware limited liability company (the “Holder”), or registered assigns on May 8, 2010 (the date that is eighteen months after the date of this Note) (the “Maturity Date”), the principal amount of [_______________________________ ($________)] (the “Principal Amount”) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest on this Note shall accrue on the Principal Amount outstanding from time to time at a rate per annum computed in accordance with Section 2 hereof and shall be payable on the Maturity Date, or earlier upon conversion of this Note in accordance with the provisions of Section 1 hereof (or as may otherwise be provided in this Note). Nothing in this paragraph shall be construed as the consent by the holder of this Note to any action otherwise prohibited by the terms of this Note or as a waiver of any such prohibition. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement (as hereinafter defined).

This Note is one of the Notes issued pursuant to that certain Loan and Security Agreement dated as of January 8, 2008 by and between the Company and the Holder (the “Loan Agreement”). Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Advance evidenced hereby is made and is to be repaid and of the Collateral securing the Company’s obligations hereunder.

Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and in immediately available funds.

The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees, in the event of an Event of Default, to pay to the Holder of this Note, on demand, all costs and expenses (including legal fees and expenses) incurred in connection with the enforcement and collection of this Note.

Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to certain terms, conditions, covenants and agreements contained in the Loan Agreement. Any transferee of this Note, by its acceptance hereof, assumes the obligations of the Holder in the Loan Agreement with respect to the conditions and procedures for transfer of this Note. Reference to the Loan Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal hereof and interest hereon as provided herein.

1.

Conversion.

A.

Optional Conversion. Subject to the limitation provided in Section 1.D below, all and/or a portion of the outstanding Principal Amount of this Note may be converted by the Holder of this Note, at any time, and from time to time, at the sole discretion of the Holder of this Note, into shares (“Conversion Shares”) of common stock, par value $0.0001 (the “Common Stock”), of the Company by delivering to the Company a written notice (the “Conversion Notice”), in the form of Exhibit A annexed hereto.

B.

Conversion Price. The number of Conversion Shares to be issued upon conversion of the Principal Amount shall be determined by dividing (x) the Principal Amount (and accrued and unpaid interest thereon) to be converted by (y) $0.87 (the “Conversion Price”). The Conversion Price shall be subject to anti-dilution adjustments as provided in this Note.

C.

Conversion Mechanics.

(i)

Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, in order to convert all or any portion of the Principal Amount (and accrued and unpaid interest thereon) to Conversion Shares, the Holder shall be required to physically surrender this Note (or an affidavit of lost Note, together with an applicable bond, all in form and substance reasonably satisfactory to the Company and its legal counsel) along with a Conversion Notice to the Company (at its principal place of business) in order to receive the Conversion Shares.

(ii)

Delivery of Common Stock Upon Conversion. Upon receipt by the Company of this Note (or any affidavit of lost Note) and provided the Holder has converted this Note in accordance with the requirements of this Note, the Company shall promptly issue and deliver (and in any event within three (3) Business Days following the date the Company receives the documentation necessary to effect the conversion) or cause to be issued and delivered to or upon the order of the Holder certificates for the Conversion Shares.

D.

Limitation on Conversion. Notwithstanding anything to the contrary contained herein, the number of Conversion Shares that may be acquired by the Holder upon any conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the Conversion Shares issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived.

E.

Concerning the Conversion Shares. Conversion Shares may not be sold or transferred unless (i) such Conversion Shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration.  Each certificate for Conversion Shares that has not been sold pursuant to an effective registration statement or that has not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID ACT.”

2.

Anti-Dilution Provisions. The Conversion Price in effect at any time and the number and kind of securities issuable upon conversion of this Note shall be subject to adjustment from time to time upon the happening of certain events as follows:

A.

Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time on or after the date of the issuance of this Note (the “Original Issuance Date”) effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 2.A shall become effective at the close of business on the date the subdivision or combination becomes effective.

B.

Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 2.B as of the time of actual payment of such dividends or distributions.

C.

Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder of this Note shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had this Note been converted into Common Stock on the date of such event and had Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by the Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 2 with respect to the rights of the Holder of this Note.

D.

Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2), then and in any such event the Holder of this Note shall have the right thereafter upon conversion of this Note to receive the kind and amount of stock and other securities and property receivable by holders of Common Stock upon such recapitalization, reclassification or other change, that the Holder would have received if this Note had been converted to Conversion Shares immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

E.

Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time on or after the Original Issuance Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder of this Note shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the Holder of this Note after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 2 (including adjustment of the Conversion Price then in effect and the number of shares to be received upon conversion of this Note) shall be applicable after that event and be as nearly equivalent as may be practicable.

F.

Sale of Shares Below Conversion Price.

(a)

In the event the Company shall at any time issue Additional Stock (as defined hereafter) at a price per share less than the Conversion Price then in effect or without consideration (a “Trigger

Issuance”) then the Conversion Price then in effect upon each such issuance shall be adjusted to a price determined as follows:

Conversion Price = (A x B) + D

         A + C

Where:

“A” equals the number of shares of Common Stock outstanding, including Additional Stock deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Conversion Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price immediately prior to such Trigger Issuance.

(b)

“Additional Stock” shall mean Common Stock or options, warrants or other rights to acquire or securities convertible into or exchangeable for shares of Common Stock, including shares held in the Company’s treasury, and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, other than Additional Stock:

(i)

issued or issuable upon exercise of this Note;

(ii)

issued or issuable upon the conversion of any Warrants issued to the Holder pursuant to the Loan Agreement;

(iii)

issued or issuable upon the conversion or exercise or exchange of options, warrants, rights and other securities or debt that are outstanding on the Closing Date;

(iv)

issued or issuable pursuant to stock option plans which have been approved by the Company’s directors and shareholders on or prior to the Closing Date; or

(v)

issued or issuable as a result of any anti-dilution in any outstanding securities of the Company that are outstanding on the Closing Date.

G.

No Adjustments in Certain Circumstances. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one ($0.01) cent in such price; provided, however, that any adjustments which by reason of this Section 2G are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

H.

Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of a Note, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments.

3.

Miscellaneous.

A.

Notice of Certain Events. If the Company proposes at any time (a) to effect any Change in Control or (b) take any action that would result in an adjustment pursuant to Section 2 hereto, then, in connection with each such event, the Company shall give Holder at least twenty (20) days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). Company will also provide information requested by Holder reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

B.

Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or the Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Holder, respectively, whether so expressed or not.

C.

Governing Law. The Company and the Holder hereby expressly and irrevocably agree that this Note shall be governed by and construed solely and exclusively in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof. The Company and the Holder hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this instrument or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agrees that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto.

D.

Notices. All notices and other communications from the Company to the Holder of this Note shall be mailed by first class, registered or certified mail, postage prepaid, and/or a nationally recognized overnight courier service to the Holder’s address listed in Section 8.3 of the Loan Agreement or such other address furnished to the Company in writing by the Holder.

E.

Cash Payments. No fractional shares (or scrip representing fractional shares) of Common Stock shall be issued upon conversion of this Note. In the event that the conversion of this Note would result in the issuance of a fractional share of the Conversion Shares, the Company shall pay a cash adjustment in lieu of such fractional share to the holder of this Note.

F.

Stamp Taxes, etc. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Conversion Shares, upon conversion of this Note; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of this Note, and the Company shall not be required to issue or deliver any such certificate unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the Company’s satisfaction that such tax has been paid.

G.

Waiver of Jury Trial. THE HOLDER AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER’S PURCHASE OF THIS NOTE.

H.

Registration Rights. All shares of Common Stock issuable upon Conversion of this Note shall have the registration rights set forth in the Loan Agreement.

I.

Events of Default. Upon an Event of Default, the Holder of this Note shall have all of the rights set forth in section of the Loan Agreement titled “Events of Default” which is incorporated herein by reference.

J.

Change; Modifications; Waiver. No terms of this Note may be amended, waived or modified except by the express written consent of the Company and the Holder.

K.

Headings. The headings in this Note are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

L.

Counterparts. This Note may be executed in counterparts.

M.

Successors. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributes, successors, assigns, and transferees.

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IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

ANPATH GROUP, INC.

By:	/s/ Stephen Hoelscher
Name:	Stephen Hoelscher
Title:	Chief Financial Officer

EXHIBIT A

Conversion Notice

________ __, 200_

Anpath Group, Inc.

116 Morlake Drive, Suite 201

Mooresville, NC 28117

Re:

Conversion of Note

Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of the 7% Convertible Promissory Note of Anpath Group, Inc. (the “Company”), in the principal amount of $_______________ (the “Note”), held by me, I hereby elect to exercise my right of Conversion (as such term in defined in the Note), effective as of the date of this writing.

Please provide me with all applicable instructions for the Conversion of the Note, and issue certificate(s) for the applicable shares of the Common Stock issuable upon the Conversion, in the name of the person provided below.

Very truly yours,

___________________________

Name:

Please issue certificate(s) for Common Stock as follows:

______________________________________________

Name

______________________________________________

Address

______________________________________________

Social Security No. of Shareholder